                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549
                   __________________________________

                              SCHEDULE 14A
                             (Rule 14a-101)

                INFORMATION REQUIRED IN PROXY STATEMENT

                        SCHEDULE 14A INFORMATION

              Proxy Statement pursuant to Section 14(a) of
         The Securities Exchange Act of 1934 (Amendment No. __)

[X] Filed by the Registrant

[ ] Filed by a party other than the Registrant

Check the appropriate box:

[ ] Preliminary proxy statement

[X] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          PAUL MUELLER COMPANY
------------------------------------------------------------------------
            (Name of Registrant as Specified in Its Charter)

             Donald E. Golik, Senior Vice President and CFO
------------------------------------------------------------------------
               (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
    14a-6(j)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(j)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
    ____________________________________________________________________

(2) Aggregate number of securities to which transactions applies:
    ____________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
    ____________________________________________________________________

(4) Proposed maximum aggregate value of transaction:
    ____________________________________________________________________

__________
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registra-tion statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement number:

(3) Filing party:

(4) Date filed:

                                MUELLER (Registered)
                          PAUL MUELLER COMPANY
           P.O. BOX 828 / SPRINGFIELD, MISSOURI, U.S.A. 65801

                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              (MAY 6, 1996)

Notice is hereby given that the annual meeting of shareholders of Paul Mueller Company, a Missouri corporation, will be held at the offices of the Company, 1600 West Phelps Street, Springfield, Missouri 65802, on Monday, May 6, 1996, commencing at 10:00 a.m. on that day, and there-after as it may from time to time be adjourned, to consider and act upon the following:

1. To elect three (3) directors, constituting Class II of the eight (8) person Board of Directors, to serve for a term of three (3) years, expiring at the annual meeting to be held in 1999, and until their respective successors are duly elected and qualified.

2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors of the Company has fixed the close of business on March 15, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting or any adjourn-ment or adjournments thereof.

Shareholders who are unable to attend the meeting but who wish their shares to be voted may vote by proxy. A form of proxy, which has been prepared by the Board of Directors of the Company, and a return envelope are enclosed. Since it is important that your shares be represented at the meeting, you are requested to sign, date and return the proxy in the enclosed envelope. Your proxy may be revoked at any time before it is exercised and will not be used if you attend the meeting and vote in person.

By order of the Board of Directors.

                                         DONALD E. GOLIK
                                         Secretary

Springfield, Missouri
March 29, 1996

                                MUELLER (Registered)
                          PAUL MUELLER COMPANY

                            PROXY STATEMENT

                          GENERAL INFORMATION

SOLICITATION AND REVOCABILITY OF PROXIES. The enclosed proxy is being solicited on behalf of the Board of Directors of Paul Mueller Company (the "Company") for use at the annual meeting of the shareholders to be held on May 6, 1996, and at any adjournment or adjournments thereof. Any proxy given does not affect the right to vote in person at the meeting and may be revoked at any time before it is exercised by noti-fying Donald E. Golik, Secretary, by mail, telegram, facsimile or appearing at the meeting in person and requesting a ballot. This Proxy Statement and the proxy were first mailed to shareholders on or about March 29, 1996.

EXPENSE OF SOLICITATION. All expenses of solicitation will be borne by the Company. In addition to solicitations by mail, regular employees and directors of the Company may solicit proxies in person or by tele-phone. The Company does not expect to pay any compensation for the solicitation of proxies. The Company will reimburse banks, brokers and other custodians, nominees or fiduciaries for reasonable expenses in-curred in forwarding proxy material to beneficial owners.

VOTING OF PROXIES. Shares represented by a proxy given pursuant to this solicitation will be voted at the meeting equally in favor of the elec-tion, as directors of the Company, of the nominees hereinafter named, unless directed to the contrary by the proxy; provided, however, that if any other candidate for director is proposed at the annual meeting by persons other than the Board of Directors, the shares represented by the proxy may be voted cumulatively for fewer than all of the nominees named herein. If any of the nominees should unexpectedly become unavailable for election for any reason, the shares represented by the proxy will be voted for such substituted nominee or nominees as the Board of Directors may name. Each of the nominees hereinafter named has indicated his willingness to serve if elected, and it is not anticipated that any of them will become unavailable for election.

The proxy confers discretionary authority, with respect to the voting of the shares represented thereby, on any other business that may properly come before the meeting. The Board of Directors is not aware that any such other business, other than as set forth in this Proxy Statement, is to be presented for action at the meeting and does not itself intend to present any such other business; however, if any such other business does come before the meeting, shares represented by proxies given pur-suant to this solicitation will be voted as directed by the Board of Directors.

PERSONS ENTITLED TO VOTE. Only holders of Common Stock of the Company of record as of the close of business on March 15, 1996, are entitled to vote at the meeting. At the close of business on that date, 1,168,021 shares of Common Stock were outstanding. Holders of Common Stock are entitled to one (1) vote per share standing in their names on the record date. In the election of directors, each shareholder will have cumula-tive voting rights, which means he will have the right to cast as many votes as equals the number of shares owned by him multiplied by the num-ber of directors to be elected, and this total number of votes may be divided among one (1) or more candidates for the office of director in such manner as the shareholder may elect, if present to vote in person, or as the proxyholders elect, if voting by proxy. In the event the votes for certain director nominees are withheld, those votes will be distributed among the remaining director nominees. Withholding author-ity to vote for all director nominees has the effect of abstaining from voting for any director nominees. Shares cannot be voted at the meeting unless the owner is present in person or represented by proxy.

PRINCIPAL SHAREHOLDERS. As of the close of business on March 1, 1996, the principal beneficial owners of the Company's Common Stock were as follows:

                                        Shares             Percent
                                     Beneficially             of
    Name and Address                    Owned<F1>           Class
    ----------------------            ---------             -----
    Paul Mueller                       106,557<F2>           9.1%
    1600 West Phelps Street
    Springfield, Missouri 65802

    David L. Moore, M.D.                81,844<F3>           7.0%
    4400 Broadway, Suite 400
    Kansas City, Missouri 64111

    Joseph E. Morgan                    69,280<F4>           5.9%
    P.O. Box 784
    Rolla, Missouri 65402

    Quest Advisory Corp.,
      Quest Management Company
      and Charles M. Royce             138,200<F5>          11.8%
    1414 Avenue of the Americas
    New York, New York 10019

    Dimensional Fund Advisors Inc.      69,400<F6 F7>         5.9%
    1299 Ocean Avenue
    Santa Monica, California 90401

    <F1> Unless otherwise noted, each shareholder has sole voting power and investment power over the number of shares set forth beside his name.

    <F2> The 106,557 shares include 20,420 shares owned solely by
         Mrs. Paul Mueller, and Paul Mueller disclaims any benefi-cial ownership in those shares.

    <F3> The 81,844 shares include 1,000 shares with respect to which Dr. Moore has sole voting power and investment power and 5,408 shares with respect to which Dr. Moore has shared voting and investment power. The remaining 75,436 shares are directly owned by members of his immediate family, which family members possess sole voting power and invest-ment power.

    <F4> The 69,280 shares include 27,998 shares with respect to which Mr. Morgan has sole voting power and investment power. The remaining 41,282 shares are directly owned by members of his immediate family, which family members possess sole voting power and investment power.

    <F5> Quest Advisory Corp. ("Quest") is the direct owner of
         134,500 shares, and Quest Management Company (QMC) is the direct owner of 3,700 shares of the Company's Common Stock as of December 31, 1995 (the most recent date for which in-formation is available). Charles M. Royce may be deemed to be a controlling person of Quest and QMC, and as such may be deemed to beneficially own the shares of the Company benefi-cially owned by Quest and QMC. Mr. Royce disclaims beneficial ownership of the shares owned by Quest and QMC.

    <F6> Dimensional Fund Advisors Inc. ("Dimensional"), a regis-
         tered investment advisor, is deemed to have beneficial ownership of 69,400 shares of the Company's Common Stock as of December 31, 1995 (the most recent date for which information is available), all of which shares are held in portfolios of DFA Investment Dimensions Group Inc. (a registered open-end investment company), or in The DFA Investment Trust Company (a Delaware business trust), or in DFA Group Trust and DFA Participating Group Trust (investment vehicles for qualified employee benefit plans), all for which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

    <F7> The 69,400 shares include 38,400 shares with respect to which Dimensional has sole voting power and 69,400 shares with respect to which Dimensional has sole dispositive power. Persons who are officers of Dimensional also serve as officers of DFA Investment Dimensions Group Inc. (the "Fund") and The DFA Investment Trust Company (the "Trust"), each an open-end management investment company registered under the Investment Company Act of 1940. In their capac-ity as officers of the Fund and the Trust, these persons vote 4,300 additional shares which are owned by the Fund and 26,700 shares which are owned by the Trust (both in-cluded in the sole dispositive power above).

All of the information set forth in the above table and footnotes is based solely on information furnished by the persons listed in the table. The Company does not know of any other person (as that term is defined by the Securities and Exchange Commission) who owns of record or beneficially more than five percent (5%) of the Company's outstanding shares.

SHAREHOLDER PROPOSALS. Shareholder proposals to be considered for inclusion in the Proxy Statement and considered at the 1997 annual shareholders' meeting must be received by the Company no later than December 2, 1996. Any such proposals should be directed to the Secretary of the Company at 1600 West Phelps Street, P.O. Box 828, Springfield, Missouri 65802.

                              DIRECTORS AND
                           RELATED INFORMATION

DIRECTORS. The Board of Directors consists of eight (8) members, divided into three (3) classes, of whom approximately one-third (1/3) are elected each year at the annual meeting of shareholders to serve for a term of three (3) years and until their successors are duly elected and qualified.

The following schedule sets forth the names of the three (3) persons who have been nominated by the Board of Directors for election as direc-tors of the Company, the names of the remaining five (5) directors whose terms expire in subsequent years and certain related information:

                                               Shares of Common Stock
                                             of the Company Beneficially
                                              Owned on March 1, 1996<F1>
                                            ----------------------------
     Name and               Occupation       First     Number   Percent
 Present Position           During Past     Became a     of        of
   with Company     Age     Five Years      Director   Shares   Class<F2>
------------------  ---  ------------------ -------- ---------- --------

NOMINEES FOR CLASS II DIRECTORS - TERM EXPIRING IN 1999
-------------------------------
William B. Johnson   63  Business Consul-     1993       150         -
  Director                tant and
                         Executive Vice Pre-
                          sident - Hussmann-
                          Frio Lux, a division
                          of Hussmann Corpor-
                          ation (manufactur-
                          ing, importing and
                          distribution of
                          commercial refri-
                          geration products
                          for Chili, Peru
                          and Bolivia);
                         Previous position
                          held:  President -
                          American Refriger-
                          ation Products S.A.
                          and Industrias
                          Frigorificas S.A.,
                          both wholly owned
                          subsidiaries of
                          Hussman Corpora-
                          tion (manufactur-
                          ing and distribu-
                          tion of commer-
                          cial refrigera-
                          tion products for
                          the Mexican and
                          export markets)

Charles M. Ruprecht  77  Business             1979     3,100         -
  Director               Consultant

Wayne Wells          71  President - Alltype- 1993        20         -
  Director                Quality Midwest,
                          Inc. (installation
                          and distribution
                          of fire safety
                          equipment)
CONTINUING CLASS III DIRECTORS - TERM EXPIRING IN 1997
------------------------------
Jack S. Curtis<F5>   84  Partner-Farrington   1970     1,650<F3>    -
  Director               & Curtis (attorneys)

Daniel C. Manna<F5>  49  Position with        1977    47,598        4%
  President and          Company
  Director

Paul Mueller<F5>     80  Position with        1946   106,557<F4>    9%
  Chairman of the        Company
  Board and Director
CONTINUING CLASS I DIRECTORS - TERM EXPIRING IN 1998
----------------------------
Robert A. Becker     67  Business             1990       500         -
  Director               Consultant

Donald E. Golik      52  Position with        1982       609         -
  Sr. Vice President     Company
  and Chief Finan-
  cial Officer,
  Secretary and
  Director
All officers and directors as a group (8 persons).   160,364       14%

<F1> Unless otherwise noted, each nominee and director has sole voting power and investment power over the number of shares set forth be-side his name.

<F2> The percentage is less than one percent (1%), except as otherwise indicated.

<F3> The 1,650 shares do not include 440 shares owned solely by Mrs.
     Jack S. Curtis, and Jack S. Curtis disclaims any beneficial owner-ship in those shares.

<F4> The 106,557 shares include 20,420 shares owned solely by Mrs. Paul
     Mueller, and Paul Mueller disclaims any beneficial ownership in those shares.

<F5> Member of Executive Committee.

Mr. Curtis is a partner in the law firm of Farrington & Curtis, which firm performs legal services for the Company.

The Board of Directors of the Company does not have a permanent nomi-nating committee.

The Board of Directors of the Company held four (4) meetings during the year ended December 31, 1995. No director, serving for the full year of 1995, attended less than seventy-five percent (75%) of the meetings of the Board of Directors and Committee(s) on which he served, except Mr. Wells (due to illness) and Mr. Johnson (due to business commitments out-side the country).

Mr. Becker is one of five general partners in a real estate partnership that operates a motel in Manitowoc, Wisconsin. The partnership filed for protection under Chapter 11 of the Bankruptcy Code in August 1993 and currently operates under a plan of reorganization approved on November 7,1994. The partnership is not Mr. Becker's primary occupa-tion, but rather is an investment.

The Company pays each director who is not an employee of the Company an annual fee of $6,000, plus a fee of $1,000 for each regular or special meeting of the board, $500 for each board committee meeting attended and $1,000 per day for special assignments.

The Company has a Compensation and Benefits Committee, and the members are Charles M. Ruprecht - Chairman, Robert A. Becker, William B. Johnson and Wayne Wells. The Committee met once in 1995. The function of the Committee is to develop, review and make recommendations to the Board of Directors as to the compensation policies for officers of the Company and to administer salary and incentive plans for officers.

EXECUTIVE COMPENSATION. The following table summarizes for the last three (3) years the compensation of the Chief Executive Officer and the two (2) other most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000:

                       SUMMARY COMPENSATION TABLE
                                    Annual Compensation       All Other
     Name and                      ---------------------       Compen-
 Principal Position      Year       Salary       Bonus<F1>     sation<F2>
--------------------     ----      --------     --------      --------
Daniel C. Manna          1995      $195,000     $ 20,000      $ 2,300
  President and CEO      1994       185,700       56,400        3,200
                         1993       175,800            -        2,200

Donald E. Golik          1995      $148,500     $ 14,300      $ 2,300
  Sr. Vice President     1994       137,000       41,600        2,900
  and CFO                1993       127,200            -        2,200

Philip K. Daniels<F3>    1995      $135,000     $ 13,600      $ 8,333<F4>
  Vice President -       1994        94,400       39,700       20,000<F5>
  Sales and Marketing    1993             -            -            -

<F1> Bonus amounts were earned and accrued during each year indicated.

<F2> Company contributions paid or accrued during each year under the
     Profit Sharing and Retirement Savings Plan [401(k) Plan].

<F3> Mr. Daniels resigned his position effective December 1, 1995.

<F4> Severance payment.

<F5> Paid to Mr. Daniels when he joined the Company in April 1994 to cover expenses in changing positions.

                           PENSION PLAN TABLE

Officers and directors who are employees of the Company participate in the Paul Mueller Company Salaried and Clerical Employees Retirement Plan. The following table presents annual retirement benefits due under the Plan at age sixty-five (65) based on various amounts of final aver-age annual earnings and years of service:

  Final Average                  Years of Service
     Annual     ---------------------------------------------------
    Earnings       15         20         25         30         35
    --------    -------    -------    -------    -------    -------
    $100,000    $21,800    $29,100    $36,300    $43,600    $50,900
     110,000     24,000     32,100     40,100     48,100     56,100
     120,000     26,300     35,100     43,800     52,600     61,400
     130,000     28,500     38,100     47,600     57,100     66,600
     140,000     30,800     41,100     51,300     61,600     71,900
     150,000     33,000     44,100     55,100     66,100     77,100

The Plan is a defined benefit plan and the compensation covered by the Plan includes only base salary, and effective January 1, 1994, compensa-tion covered by the Plan is limited to $150,000 annually by the Internal Revenue Code. The annual retirement benefits are not subject to deduc-tions for social security benefits or other offset amounts. The maximum number of years of credited service under the Plan is thirty-five (35) years. The retirement benefit is based on the years of credited ser-vice and the final average monthly compensation based on the sixty (60) consecutive months of highest compensation during the most recent one-hundred twenty (120) complete months of compensation. The monthly bene-fit under the Plan is calculated as follows: [$5.85 + (0.015 x final average monthly compensation over $650)] x years of credited service.

The following table indicates, for the current executive officers named in the Summary Compensation Table, the compensation for 1995 covered by the Plan and the years of credited service:

                                   Compensation   Years of
                                     Covered      Credited
                    Name             by Plan      Service
               ---------------      --------      -------
               Daniel C. Manna      $150,000         19
               Donald E. Golik       140,800         16

REPORT OF THE COMPENSATION AND BENEFITS COMMITTEE. The Compensation and Benefits Committee ("Committee") is charged with the responsibility of developing, reviewing and recommending to the Board of Directors of the Company policies relating to compensation and remuneration of execu-tive officers, with a view to ensuring that such policies are fair and equitable in view of market conditions and that they contribute to the success of the Company. The Committee also is charged with the respon-sibility of administering the salary plan for executive officers and the Executive Short-Term Incentive Plan. The Committee is composed entirely of nonemployee Directors of the Board. Given the Company's current level of executive compensation, the Committee has not yet adopted a policy with respect to Section 162(m) of the Internal Revenue Code per-taining to the deduction of compensation in excess of $1,000,000.

The Committee believes that executive compensation should be aligned with Company financial performance. With this in mind, the Committee has established a program to (1) attract and retain key executives cri-tical to the long-term success of the Company, (2) reward executives for enhanced shareholder value, and (3) support a performance oriented environment that rewards performance consistent with Company financial goals.

The total compensation program for executive officers consists of a base salary, an annual bonus under the Executive Short-Term Incentive Plan and contributions paid or accrued under the Profit Sharing and Retire-ment Savings Plan (401(k) Plan).

Salary ranges for executive officer positions, including the Chief Exe-cutive Officer (CEO), are established periodically based on competitive salary data developed by an independent outside compensation consultant. The Committee establishes the CEO's salary by considering salaries of CEO's of comparably sized capital-goods manufacturing companies. The Committee believes the CEO's compensation, and that of all executive officers, should be heavily influenced by the Company's performance. Therefore, the Executive Short-Term Incentive Plan provides the oppor-tunity for a cash bonus, which is a percentage of base salary and is based on (a) profitability of the Company and (b) an individual's level of performance. The Committee establishes a target level of profita-bility at the beginning of each year against which actual profitability will be measured. Additionally, the Committee may consider other fac-tors in arriving at the determination of corporate performance for incentive calculation purposes. Such other factors may include market conditions; extraordinary adjustments due to taxation, nonoperating income, collective bargaining issues or Acts of God; and other achieve-ments which position the Company for future growth or enhance the market value of the corporation. Under the Plan, profitability must reach at least 70% of the annual target, and the maximum bonus payable is 55% of the base salary.

The CEO is responsible for assessing the performance and level of con-tribution toward corporate goals made by each member of his executive staff. The CEO's evaluation and recommendations are submitted to the Committee for their review and final determination of the level of individual performance for bonus calculation purposes.

The Company also has a 401(k) Plan in which executive officers and sub-stantially all other employees are eligible to participate. The Plan provides for a match of each employee's contributions up to a specified limit. The Plan also provides a profit sharing feature whereby an addi-tional match is made by the Company if the Company's net income reaches predetermined levels established annually by the Board of Directors.

The main factors upon which the Committee evaluates the CEO's perfor-mance are (1) the Company's actual profitability for the year and (2) those activities undertaken by the CEO which will position the Company for future growth and enhance the market value of the Company. Signi-ficant items considered are the expansion of the product line, progress in margin improvement, and the implementation of systems to improve efficiency and enhance the Company's competitiveness. As is provided for in the Plan, an interim incentive payment of $20,000 was awarded to the CEO based on the first six month's performance for 1995 and the outlook for the remainder of the year. At the end of July, however, the Sheet Metal Workers Union employees of the Company went on strike with, initially, a relatively small number of employees participating. The number participating continued to increase during August and September, and by the beginning of the fourth quarter, about 185 of the 375 em-ployees represented by the Union were on strike. The adverse impact of the strike on production and efficiency reduced profitability for the second half of 1995, and no additional incentive was earned.

                                    COMPENSATION AND BENEFITS COMMITTEE:
                                      Charles M. Ruprecht, Chairman
                                      Robert A. Becker, Member
                                      William B. Johnson, Member
                                      Wayne Wells, Member

COMPANY PERFORMANCE. The following graph shows a five (5) year compari-son of the cumulative total returns for the Company, the S&P 500 Index and the Media General Financial Services, Inc. - Metals Fabrication Index (MG-Metals Fabrication Index).

           COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                                                   MG-Metals
                      Paul Mueller                Fabrication
                        Company       S&P 500        Index
                      ------------    -------     -----------
           1990           100           100           100
           1991           112           130           115
           1992           136           140           142
           1993           140           155           193
           1994           134           157           173
           1995           155           215           200

           NOTE: <F1> Assumes $100 invested on December 31,
                      1990, in each of Paul Mueller Company
                      common stock, the S&P 500 Index and the
                      Media General Financial Services, Inc.-
                      Metals Fabrication Index.

                 <F2> Total return includes reinvestment of
                      dividends.

INDEPENDENT PUBLIC ACCOUNTANTS. The Company's Board of Directors annu-ally selects the Company's independent auditing firm. Arthur Andersen LLP has been the Company's independent auditing firm since 1969. It is not expected that Arthur Andersen LLP will have a representative present at the May 6, 1996, meeting of shareholders.

The Company has an Audit Committee, and the members are Wayne Wells - Chairman, Jack S. Curtis, William B. Johnson and Charles M. Ruprecht. The Audit Committee met once in 1995. The functions of the Audit Committee are to nominate the independent auditors of the Company for appointment by the Board of Directors, arrange for and review the results of the Company's annual audit, ratify annual audit fees and provide for independent review of the adequacy of the Company's system of internal controls.

                                    DONALD E. GOLIK
                                    Secretary

Springfield, Missouri

PROXY                            MUELLER (Registered)
                           PAUL MUELLER COMPANY

        THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           FOR THE ANNUAL MEETING OF SHAREHOLDERS, MAY 6, 1996

The undersigned hereby constitutes and appoints Donald E. Golik and Ronald W. Gielow, and each of them, as proxies, with full power of substitution, to vote all of the shares of the Common Stock which the undersigned is entitled to vote at the annual meeting of the shareholders of the Company to be held at the offices of the Company, 1600 West Phelps Street, Springfield, Missouri, on Monday, May 6, 1996, commencing at 10:00 a.m. on that day, and at any adjournment or adjourn-ments thereof, as fully and with the same effect as the undersigned might or could do if personally present, with respect to the following:

(1) The election of three (3) directors, constituting Class II of the eight (8) person Board of Directors, to serve for a term of three
    (3) years, expiring at the annual meeting to be held in 1999:
    William B. Johnson, Charles M. Ruprecht and Wayne Wells.

    [ ] FOR all nominees listed.
    [ ] WITHHOLD AUTHORITY to vote for all nominees listed.
    [ ] FOR all nominees EXCEPT the following:
        __________________________________________________
        __________________________________________________

(2) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

             (continued, and to be signed, on the other side)

                   (Proxy - continued from other side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES IN PROPOSAL (1).

Either of said proxies present and acting at said meeting or any ad-journment or adjournments thereof shall have and may exercise all of the powers of all of said proxies. The undersigned hereby ratifies and confirms all that said proxies, or either of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof, and acknowledges receipt of the notice of said meeting and the Proxy State-ment accompanying it.

                                    Date _________________________, 1996
                                    ____________________________________
                                    ____________________________________
                                    Please insert date of signing.  Sign
                                    exactly as name appears at left.
                                    Where stock is issued in two or more
                                    names, all should sign.  If signing
                                    as attorney, administrator, execu-
                                    tor, trustee or guardian, give full
                                    title as such.